UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2010

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	13-4922250	1-7657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

_____________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR
            230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

American Express Company (the “Company”) is hereby furnishing below delinquency and write-off statistics for the lending portfolio of its U.S. Card Services (“USCS”) operating segment for the months ended December 31, 2009, and January 31 and February 28, 2010.

The increase in the net write-off rate reported for February 2010 is consistent with the Company’s previous disclosure that monthly USCS lending net write-off rates could increase sequentially during the first quarter of 2010.  As the Company has also previously disclosed, assuming past-due trends, recoveries and bankruptcies remain consistent with levels in the third and fourth quarters of 2009, the Company would expect that the USCS lending net write-off rate for the first quarter of 2010 will be similar to that for the fourth quarter of 2009, and that the net write-off rate for the second quarter of 2010 will be lower than that for the first quarter.

American Express Company
U.S. Card Services
Delinquency and Write-off Rate Statistics

As of and for the months ended December 31, 2009, and January 31 and February 28, 2010

(Billions, except percentages)

	Dec 31,	Jan. 31,	Feb 28,
	2009	2010	2010
Cardmember lending – Total portfolio (A):
Total Loans	$52.6	$50.9	$49.2
30 days past due loans as a % of total	3.7%	3.6%	3.6%
Average loans	$52.0	$51.7	$50.1
Net write-off rate	7.1%	7.0%	7.4%

Cardmember lending – Non-securitized portfolio (B):
Total Loans	$23.5
30 days past due loans as a % of total	3.7%
Average loans	$23.0
Net write-off rate	7.4%

(A)
“Total portfolio” is a GAAP basis measurement as of January 1, 2010, and reflects all cardmember loans, including non-securitized cardmember loans and securitized cardmember loans.  Prior to the consolidation of securitized loans in the Company’s consolidated balance sheet on January 1, 2010, the Company referred to the total portfolio as the “managed basis” presentation.

(B)
“Non-securitized portfolio” reflects cardmember loans that have not been securitized through the American Express Credit Account Master Trust.  Prior to January 1, 2010, the non-securitized portfolio, which the Company formerly referred to as the “owned basis” presentation, reflected GAAP for purposes of financial reporting.  Generally, the Company will no longer report metrics relating solely to the non-securitized portfolio commencing with information being reported for January 2010 and thereafter.

The statistics presented above provide information that is additional to the data reported by the American Express Credit Account Master Trust (the “Lending Trust”) in its monthly Form 10-D report filed with the Securities and Exchange Commission (the "Commission").  The loans that have been securitized through the Lending Trust do not possess identical characteristics with those of the total portfolio of USCS loans, which reflects the aggregate of securitized and non-securitized loans.  Thus, the reported credit performance of the Lending Trust may, on a month-to-month basis, be better or worse than the credit performance of the total portfolio.  Reported differences may arise as a result of, among other things, differences in the mix and vintage of loans between the Lending Trust and the total portfolio (including, among other things, the larger proportion of small business loans in the non-securitized portion of the total portfolio), the number of days in the reporting period covered by the Form 10-D being filed by the Lending Trust, the use of end-of-period principal loan balances to calculate write-off statistics in the Lending Trust compared to the use of average loan balances over the reporting period used in the total portfolio statistics, as well as other mechanics of the calculation for the total portfolio net write-off rate, which is impacted by the additions, issuances and maturities relating to the securitization trust within a particular period.  In addition, the reporting period for the total portfolio is based on a calendar month, as compared to the reporting period covered by the Form 10-D reports for the Lending Trust, which is generally based on a monthly period beginning on or around the 25th day of each calendar month.

Set forth below is certain information regarding the credit performance of the Lending Trust for its three most recent monthly reporting periods, as reported in its Form 10-D report filed with respect to each such period.  The increase in the annualized default rate, net of recoveries, for the reporting period ended February 22, 2010, was due in part to the impact of the smaller number of days during such reporting period (28 days) on the calculation of such metric as compared to the prior reporting period (32 days).

American Express Credit Account Master Trust

(Billions, except percentages)

	Nov. 25, 2009	Dec. 25, 2009	Jan. 26, 2010
	through	through	through
	Dec. 24, 2009	Jan. 25, 2010	Feb. 22, 2010

Ending total principal balance	$35.5	$34.3	$33.1
Defaulted amount, net of recoveries	$0.2	$0.2	$0.2
Annualized default rate, net of recoveries	6.9%	6.8%	7.8%
Total 30+ days delinquent	$1.4	$1.3	$1.3

Forward-Looking Statements

This report includes forward-looking statements, which are subject to risks and uncertainties.  Forward-looking statements contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely” and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company undertakes no obligation to update or revise any forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:  the Company's ability to manage credit risk related to consumer and small business loans and other credit trends, which will depend in part on the economic environment, including, among other things, the housing market, the rates of bankruptcies and unemployment, which can affect spending on card products and debt payments by individuals and small business customers, and on the effectiveness of the Company's credit models; the impact of the Company's efforts to deal with delinquent cardmembers in the current challenging economic environment, which may affect payment patterns of cardmembers, the actual level of cardmember delinquencies in the future and the perception of the Company's services, products and brand; and the Company's near-term write-off rates, including those for the first and second quarters of 2010, which will depend in part on changes in the level of the Company's loan balances, delinquency rates of cardmembers, recoveries, bankruptcy filings and unemployment rates.  A further description of these and other risks and uncertainties can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and its other reports filed with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)

By: /s/ Carol V. Schwartz Name: Carol V. Schwartz Title: Secretary

Date:  March 15, 2010